Exhibit 99.4

Vintage Wine Estates and Bespoke Capital Acquisition Corp. Announce Closing of Business Combination

Common Stock to Commence Trading on the Nasdaq Global Market Under New Symbol “VWE” on June 8

SANTA ROSA, California, and INCLINE VILLAGE, Nevada, June 7, 2021 (GLOBE NEWSWIRE) — Vintage Wine Estates (“VWE” or the “Company”), one of the fastest growing U.S. wine producers with an industry leading direct-to-consumer platform, today announced that it has completed its previously announced business combination with Bespoke Capital Acquisition Corp. (NASDAQ: BSPE) (TSX: BC.U) (TSX: BC.WT.U) (“Bespoke” or “BCAC”), a publicly-traded special purpose acquisition company.

The transaction, which was approved by BCAC shareholders at its meeting held on May 28, 2021, and also obtained approval from VWE shareholders, resulted in the combined company being renamed “Vintage Wine Estates, Inc.” At the opening of trading on Tuesday, June 8, 2021, its common stock will commence trading on the Nasdaq Global Market under the new ticker symbol “VWE”. The common stock and warrants are expected to be listed and posted for trading on the TSX under the new symbols “VWE.U” and “VWE.WT.U”, respectively, on Wednesday, June 9, 2021 but will continue to be listed and posted for trading prior to that date under the current symbols “BC.U” and “BC.WT.U”, respectively.

In connection with the merger and related private placement, VWE and certain of its shareholders will receive approximately $306 million in cash proceeds. The funds received by the Company are expected to be used to expand and accelerate its proven growth strategy, driven by a combination of acquisition led and organic growth, across a well-balanced omni-channel model encompassing direct-to-consumer, wholesale and exclusive brand arrangements with national retailers. At closing, the Company will have 60,461,611 shares outstanding, representing a market capitalization of $617.9 million based on the June 4, 2021 closing share price of $10.22.

The combined company will be led by Pat Roney, CEO and founder of VWE, and retain VWE’s highly experienced management team, augmented by former Diageo CEO and Executive Chairman of BCAC, Paul Walsh, as non-executive Chairman. Key BCAC partners Rob Berner and Mark Harms have joined the Board of the combined company as non-executive directors alongside a strong group of independent directors including experienced wine industry executives and finance/legal executives with a focus on ESG and diversity.

Mr. Roney said, “This marks the completion of another significant milestone for VWE, and this is just the beginning of the Company’s growth as a publicly traded company. Through the transaction with Bespoke, we were able to use a more controlled entry to access the public markets, and we believe the capital gained from the transaction will allow VWE to scale and maximize our profitability for all stakeholders. We are excited to continue on our impressive track record and will continue to capitalize on the opportunity the highly fragmented and rapidly growing U.S. wine industry presents.”

Mr. Walsh said, “We are proud to bring a high quality company like VWE, with its cutting edge direct-to-consumer platform, to the public markets. The Company is positioned at the leading edge of the most rapidly growing parts of the wine industry. We have a strong admiration of VWE’s management team. They have an outstanding reputation for innovation which has led to organic growth and a well developed, highly successful acquisition machine. We know they will continue investing in diversity and sustainability where it matters most. VWE has proven itself as a private company, and its future is bright as a public company.”

To celebrate the completion of the merger, members of VWE’s leadership team will ring the closing bell at the Nasdaq at 4:00 p.m. ET on Tuesday, June 8, 2021. A live stream of the event and replay can be accessed by visiting Nasdaq Stock Market Bell Ceremonies.

Advisors

Canaccord Genuity and Citi served as lead capital markets advisors to BCAC. D.A. Davidson & Co. and Telsey Advisory Group also served as capital markets advisors to BCAC. Citi and XMS Capital Partners, LLC acted as financial advisors to BCAC. Cowen served as lead financial advisor and sole capital markets advisor to VWE. Cowen also served as sole placement agent in connection with the secondary share sale to Wasatch Global Investors. Jones Day and Blake, Cassels & Graydon LLP served as legal advisors to BCAC. Foley & Lardner LLP and Stikeman Elliott served as legal counsel to VWE.

About Vintage Wine Estates

Vintage Wine Estates is a family of wineries and wines whose singular focus is producing the finest quality wines and incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon and Washington State. Since its founding 20 years ago, the Company has become a top 15 U.S. wine producer via organic and acquisitive growth, today selling more than 2 million nine-liter equivalent cases annually. To achieve this growth, the Company curates, creates, stewards and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale and exclusive brands arrangements with national retailers. VWE is diverse across price points and varietals with over 50 brands ranging from $10-$150 USD at retail, with the majority selling in the $12-$20 USD price range. For more information, visit https://www.vintagewineestates.com/.

Forward-Looking Statements

Some of the statements contained in this document are forward-looking statements within the meaning of U.S. securities laws and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “model,” “outlook,” “plan,” “pro forma,” “project,” “seek,” “should,” “will,” “would” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding projections of market opportunity and market share, business plans and strategies, expansion and acquisition opportunities, growth prospects and consumer and industry trends. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not guarantees of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, fluctuations in prices, interest rates and market demand; failure to realize the anticipated benefits of the transactions; risks relating to the uncertainty of the projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of the ongoing COVID-19 pandemic on VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s significant reliance on its distribution channels; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; possible departures from VWE’s or the combined company’s senior management team; integration risks associated with acquisitions; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to make payments on its indebtedness; and those factors discussed in documents filed by BCAC and to be filed by the combined company, with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulatory authorities. There may be additional risks that the Company does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

Contacts:

Investors

ir@vintagewineestates.com

Media

Mary Ann Vangrin

MVangrin@vintagewineestates.com